                                                                   EXHIBIT 10.74

                                                            [IBM LOGO]
                                                            3039 Cornwallis Road
                                                            RTP, NC 27709

May 14, 2004

Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110

Attention: Mr. Michael Harrison

Subject: Amendment 16 to SOW#1 of the IBM/Brocade Goods Agreement ROC-P-68

Dear Michael:

This letter (the "Amendment") serves as Amendment Number 16 to SOW#1, including all amendments thereto ("SOW#1") of the Goods Agreement ROC-P-68, which the parties hereto do mutually agree to amend as follows:

1. Delete pricing table in Section 2.1, "Pricing," in its entirety and replace with the following:

IBM P/N / NUMA-Q
      P/N          BROCADE P/N         DESCRIPTION          UNIT PRICE
----------------   -----------   ------------------------   ----------
[*]                [*]           8-Port Fibre Channel              [*]
                                 Switch Single Power
                                 Supply (SW2400) [*]-
                                 whole unit switch
                                 Product

[*]                [*]           16 Port Fibre Channel             [*]
                                 Switch Single Power
                                 Supply (SW2800) Includes
                                 [*]- whole unit switch
                                 Product

[*]                [*]           Silkworm 2000 Power               [*]
                                 Supply

[*]                [*]           Mainboard, SW 2400                [*]
                                 (8-port)

[*]                [*]           Fan Tray, SW 2400                 [*]
                                 (8-port)

[*]                [*]           Chassis, SW 2400                  [*]
                                 (8-port)

[*]                [*]           Mainboard, SW 2800                [*]
                                 (16-port)

[*]                [*]           Fan Tray, SW 2800                 [*]
                                 (16-port)

[*]                [*]           Chassis, SW 2800                  [*]
                                 (16-port) with operator
                                 panel / LCD

[*]                [*]           Quick Loop License                [*]

[*]                [*]           Fabric Watch License              [*]

[*]                [*]           Extended Fabrics                  [*]

[*]                [*]           Extended Fabrics                  [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

[*]                [*]           Remote Switch                     [*]

[*]                [*]           Remote Switch                     [*]

[*]                [*]           8 Port Fibre Channel              [*]
                                 Switch Single Power
                                 Supply (SW3200) [*] (to
                                 be included prior to
                                 10/28/03 for
                                 availability for Buyer
                                 customer shipments)

[*]                [*]           8 Port Fibre Channel              [*]
                                 Switch Single Power
                                 Supply (SW3200) [*]               [*]

[*]                [*]           Full Fabric Upgrade               [*]
                                 Includes [*]

[*]                [*]           16 Port Fibre Channel             [*]
                                 Switch Single Power
                                 Supply (SW3800) Includes
                                 [*]- whole unit switch
                                 Product

[*]                [*]           Fan (SW3800)                      [*]

[*]                [*]           Power Supply (SW3800)             [*]

[*]                [*]           Mainboard FRU (SW3800)            [*]

[*]                [*]           32 Port Fibre Channel             [*]
                                 Switch Double Power
                                 Supply (SW3900)
                                 Includes[*]- whole unit
                                 switch Product

[*]                [*]           Fan (SW3900)                      [*]

[*]                [*]           Power Supply (SW3900)             [*]

[*]                [*]           Mainboard FRU (SW3900)            [*]

[*]                [*]           Secure Fabric OS                  [*]
                                 (SW3200)

[*]                [*]           Secure Fabric OS                  [*]
                                 (SW3800)

[*]                [*]           1Gb Secure Fabric OS              [*]

[*]                [*]           Secure Fabric OS                  [*]
                                 (SW3900)

[*]                [*]           Secure Fabric OS                  [*]
                                 (SW12000)                         [*]

[*]                [*]           Performance Bundle                [*]
                                 ([*])

[*]                [*]           Performance Bundle                [*]
                                 ([*])

[*]                [*]           32 Port Fibre Channel             [*]
                                 Core Switch (SW12000)
                                 [*]                               [*]

[*]                [*]           Rack Mounting Kit                 [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

                                 14U, FRU

[*]                [*]           Switch Blade 16 port,             [*]
                                 2GB

[*]                [*]           Switch Blade 16 port,             [*]
                                 2Gb, FRU

[*]                [*]           Chassis Door, Includes            [*]
                                 [*]

[*]                [*]           Control Processor Blade           [*]

[*]                [*]           Stiletto Port Blade Slot          [*]
                                 Filler Panel, SW12000,
                                 FRU

[*]                [*]           Power Supply ,                    [*]
                                 180-264VAC, 1000W, FRU

[*]                [*]           Blower Assembly, FRU              [*]

[*]                [*]           Cable Management Pillar,          [*]
                                 FRU

[*]                [*]           WWN Card                          [*]

[*]                [*]           Power Plug, Switch and            [*]
                                 Distribution Panel

[*]                [*]           Chassis FRU,                      [*]
                                 includes [*].

[*]                [*]           Rear WWN Bezel Assy               [*]

[*]                [*]           Cable Management Tray             [*]

[*]                [*]           AC Power Cord, FRU                [*]

[*]                [*]           AC Power Cord,                    [*]
                                 UK/Ireland, 250V, FRU

[*]                [*]           AC Power Cord, Cont.              [*]
                                 Europe CEE7/7, FRU

[*]                [*]           AC Power Cord, AUST/INZ,          [*]
                                 250V

[*]                [*]           AC Power Cord, Intl IEC           [*]

[*]                [*]           Remote Switch software            [*]

[*]                [*]           Extended Fabric software          [*]

[*]                [*]           Fabric Manager 3.x                [*]

[*]                [*]           ISL Trunking (SW3200)             [*]

[*]                [*]           ISL Trunking (SW3800)             [*]

                                                                                   **[*]SOFTWARE
BUYER                                                                               MAINTENANCE
PART     SUPPLIER PART                                                             ([*]UNIT PRICE
NUMBER      NUMBER       PRODUCT DESCRIPTION               UNIT PRICE OF PRODUCT    OF PRODUCT)
------   -------------   -------------------               ---------------------   --------------
[*]      [*]             Fabric Manager 4.x-Enterprise                       [*]   [*]
                         ([*])

[*]      [*]             Fabric Manager 4.x - 3.0 to 4.x                     [*]   [*]

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

                         Upgrade to Enterprise ([*])

[*]      [*]             Fabric Manager 4.x with 10                          [*]   [*]
                         Domains

[*]      [*]             Fabric Manager 4.x [*]                              [*]   [*]

[*]      [*]             Secure Fabric OS                                    [*]   [*]
                         (SW12000/24000) [*]

[*]      [*]             32 Port Fibre Channel Director                      [*]   [*]
                         (SW24000) Includes [*]

[*]      [*]             Meteor, 16 Port [*]                                 [*]   [*]

[*]      [*]             Meteor Upgrade kit. Includes[*]                     [*]   [*]

[*]      [*]             8 Port Fibre Channel Two Domain                     [*]   [*]
                         Switch Single Power Supply
                         (SW3250), Includes [*]

[*]      [*]             8 Port Fibre Channel Two Domain                     [*]   [*]
                         Switch Single Power Supply                          [*]
                         (SW3250), Includes [*]

[*]      [*]             16 Port Fibre Channel Four                          [*]   [*]
                         Domain Switch, Two Fixed Power
                         Supplies (SW3850), Includes [*]

[*]      [*]             16 Port Fibre Channel Four                          [*]   [*]
                         Domain Switch, Two Fixed Power
                         Supplies (SW3850), Includes [*]                     [*]   [*]

[*]      [*]             Secure Fabric OS (SW3850)                           [*]   [*]

[*]      [*]             Secure Fabric OS (SW3250)                           [*]   [*]

[*]      [*]             Meteor FRU Chassis , includes                       [*]   [*]
                         [*],

[*]      [*]             Meteor FRU, Chassis Door.                           [*]   [*]
                         Includes [*]

[*]      [*]             Meteor Switch Blade 16 port,                        [*]   [*]
                         2Gb, FRU

[*]      [*]             Meteor Control Processor Blade,                     [*]   [*]
                         FRU

[*]      [*]             FRU, Power Supply Filler Panels                     [*]   [*]

[*]      [*]             Extended Fabric                                     [*]   [*]

[*]      [*]             Remote Switch                                       [*]   [*]

[*]      [*]             Performance Bundle ([*])                            [*]   [*]

[*]      [*]             Four Domain to Full Fabric                          [*]   [*]
                         Upgrade

[*]      [*]             Extended Fabric                                     [*]   [*]

[*]      [*]             Remote Switch                                       [*]   [*]

[*]      [*]             Performance Bundle ([*])                            [*]   [*]

[*]      [*]             Two Domain to Full Fabric                           [*]   [*]
                         Upgrade [*]

[*]      [*]             8 port Switch FRU [*]                               [*]   [*]

[*]      [*]             16 port Switch FRU [*]                              [*]   [*]

**For purpose of calculating the fees for the [*]as described in Section [*], the [*] per Unit for each part number where it is applicable as follows:

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

IBM
PART     BROCADE PRODUCT
NUMBER    PART NUMBER                          PRODUCT DESCRIPTION                        [*] PER UNIT
------   ---------------   ------------------------------------------------------------   ------------
[*]      [*]               32 Port Fibre Channel Director (SW24000) [*]                            [*]

[*]      [*]               Meteor Upgrade kit. Includes[*]                                         [*]

[*]      [*]               8 Port Fibre Channel Two Domain Switch Single Power Supply              [*]
                           (SW3250),
                           Includes [*]

[*]      [*]               8 Port Fibre Channel Two Domain Switch Single Power Supply              [*]
                           (SW3250),
                           Includes [*]

[*]      [*]               16 Port Fibre Channel Four Domain Switch, Two Fixed Power               [*]
                           Supplies (SW3850),
                           Includes [*]

[*]      [*]               16 Port Fibre Channel Four Domain Switch, Two Fixed Power               [*]
                           Supplies (SW3850),
                           Includes [*]

[*]      [*]               Fabric Manager 4.x-Enterprise ([*])                                     [*]

[*]      [*]               Fabric Manager 4.x  - 3.0 to 4.x Upgrade to Enterprise ([*])            [*]

[*]      [*]               Fabric Manager 4.x with 10 Domains                                      [*]

[*]      [*]               Fabric Manager 4.x [*]                                                  [*]

[*]      [*]               Secure Fabric OS (SW3850)                                               [*]

[*]      [*]               Secure Fabric OS (SW3250)                                               [*]

[*]      [*]               Secure Fabric OS (SW12000/24000)                                        [*]

OUT OF WARRANTY REPAIR PRICING:

[*]
[*]

ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES           ACCEPTED AND AGREED TO:
CORPORATION                               BROCADE COMMUNICATIONS SYSTEMS, INC.

By: /s/ Robert J. Tice    5/26/04         By: /s/ Michael Klayko       5/24/04
    ---------------------------------          ---------------------------------
    Authorized Signature     Date              Authorized Signature    Date

"-------------------
**CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS."

         Robert J. Tice                             Michael Klayko
-------------------------------------      -------------------------------------
         Type or Print Name                         Type or Print Name

         OEM Procurement Team Lead                  VP, WW Sales
-------------------------------------      -------------------------------------
         Title & Organization                       Title & Organization